UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05870
                                   811-10171

Name of Fund:  BlackRock Senior Floating Rate Fund, Inc.
               Master Senior Floating Rate LLC

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Senior Floating Rate Fund, Inc. and Master Senior Floating Rate LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 - Report to Stockholders



EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock
Senior Floating Rate Fund, Inc.


ANNUAL REPORT    AUGUST 31, 2007


(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Senior Floating Rate Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Senior Floating Rate Fund, Inc.



Proxy Results


During the six-month period ended August 31, 2007, the shareholders of BlackRock Senior Floating Rate Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:



                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
To elect the Fund's Board of Directors:         G. Nicholas Beckwith, III        56,358,139         2,044,684
                                                Richard E. Cavanagh              56,349,458         2,053,366
                                                Richard S. Davis                 56,348,796         2,054,028
                                                Kent Dixon                       56,353,968         2,048,855
                                                Frank J. Fabozzi                 56,365,191         2,037,632
                                                Kathleen F. Feldstein            56,349,349         2,053,474
                                                James T. Flynn                   56,354,401         2,048,422
                                                Henry Gabbay                     56,361,863         2,040,961
                                                Jerrold B. Harris                56,358,761         2,044,062
                                                R. Glenn Hubbard                 56,346,956         2,055,868
                                                W. Carl Kester                   56,361,353         2,041,470
                                                Karen P. Robards                 56,365,899         2,036,924
                                                Robert S. Salomon, Jr.           56,350,561         2,052,262



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Senior Floating Rate Fund, Inc. for the fiscal year ended August 31, 2007:


Interest-Related Dividends for Non-U.S. Residents*

Month Paid:    September 2006                                        84.33%
               October 2006 - December 2006                          88.37%
               January 2007 - August 2007                            84.03%

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



A Letter to Shareholders


Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another .50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm - second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:


Total Returns as of August 31, 2007                                                6-month       12-month
U.S. equities (S&P 500 Index)                                                       +5.70%        +15.13%
Small cap U.S. equities (Russell 2000 Index)                                        +0.54         +11.36
International equities (MSCI Europe, Australasia, Far East Index)                   +5.83         +18.71
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +1.54         + 5.26
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      -0.57         + 2.30
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -1.71         + 6.46


Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Fund Summary as of August 31, 2007    BlackRock Senior Floating Rate Fund, Inc.


Fund Information


Initial Offering Date                                        November 3, 1989
Yield based on Net Asset Value as of 8/31/07 ($8.60)*             7.16%
Current Monthly Distribution per share of Common Stock**         $.051286
Current Annualized Distribution per share of Common Stock**      $.615432

 * Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.

** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.


The table below summarizes the changes in the Fund's net asset value per share:


                      8/31/07    8/31/06     Change       High       Low

Net Asset Value        $8.60      $8.92     (3.59%)      $8.96      $8.59



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2007 and held through August 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      March 1, 2007
                                                               March 1,          August 31,       to August 31,
                                                                 2007               2007               2007
Actual

BlackRock Senior Floating Rate Fund, Inc.                       $1,000           $  992.10            $7.30

Hypothetical (5% annual return before expenses)**

BlackRock Senior Floating Rate Fund, Inc.                       $1,000           $1,018.27            $7.39


 * Expenses are equal to the annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master LLC in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Statement of Assets and Liabilities                                                     BlackRock Senior Floating Rate Fund, Inc.

As of August 31, 2007
Assets

       Investment in Master Senior Floating Rate LLC (the "Master LLC"), at value
       (identified cost--$531,013,919)                                                                            $   508,802,474
       Prepaid expenses and other assets                                                                                  214,714
                                                                                                                  ---------------
       Total assets                                                                                                   509,017,188
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     3,114,537
           Administrator                                                                               117,317
           Other affiliates                                                                              5,246          3,237,100
                                                                                               ---------------
       Accrued expenses                                                                                                   264,769
                                                                                                                  ---------------
       Total liabilities                                                                                                3,501,869
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   505,515,319
                                                                                                                  ===============

Net Assets Consist of

       Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                                    $     5,880,648
       Paid-in capital in excess of par                                                                               880,280,842
       Accumulated distributions in excess of investment income--net                           $      (12,366)
       Accumulated realized capital losses allocated from the Master LLC--net                    (358,422,360)
       Unrealized depreciation allocated from the Master LLC--net                                 (22,211,445)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (380,646,171)
                                                                                                                  ---------------
       Net Assets--Equivalent to $8.60 per share based on 58,806,479 shares of
       capital stock outstanding                                                                                   $  505,515,319
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Statement of Operations                                                                 BlackRock Senior Floating Rate Fund, Inc.

For the Year Ended August 31, 2007
Investment Income

       Net investment income allocated from the Master LLC:
           Interest                                                                                               $    44,139,435
           Facility and other fees                                                                                        439,364
           Dividends                                                                                                       62,506
           Expenses                                                                                                   (5,714,258)
                                                                                                                  ---------------
       Total income                                                                                                    38,927,047
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $     1,375,575
       Transfer agent fees                                                                             408,153
       Tender offer fees                                                                               236,610
       Printing and shareholder reports                                                                 84,845
       Professional fees                                                                                58,200
       Registration fees                                                                                36,402
       Other                                                                                             9,367
                                                                                               ---------------
       Total expenses                                                                                                   2,209,152
                                                                                                                  ---------------
       Investment income--net                                                                                          36,717,895
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master LLC--Net

       Realized loss on investments and swaps--net                                                                   (30,570,377)
       Change in unrealized appreciation/depreciation on investments, swaps and
       unfunded corporate loans--net                                                                                   11,735,034
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                       (18,835,343)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    17,882,552
                                                                                                                  ===============

       See Notes to Financial Statements.



Statements of Changes in Net Assets                                                     BlackRock Senior Floating Rate Fund, Inc.

                                                                                                         For the Year Ended
                                                                                                             August 31,
Increase (Decrease) in Net Assets:                                                                    2007               2006
Operations

       Investment income--net                                                                  $    36,717,895    $    36,533,747
       Realized loss--net                                                                         (30,570,377)        (2,414,857)
       Change in unrealized appreciation/depreciation--net                                          11,735,034        (3,662,991)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         17,882,552         30,455,899
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                     (36,713,751)       (36,533,735)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (36,713,751)       (36,533,735)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (77,460,238)       (68,818,345)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (96,291,437)       (74,896,181)
       Beginning of year                                                                           601,806,756        676,702,937
                                                                                               ---------------    ---------------
       End of year*                                                                            $   505,515,319    $   601,806,756
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $      (12,366)    $       237,092
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Financial Highlights                                                                    BlackRock Senior Floating Rate Fund, Inc.

The following per share data and ratios have been derived                        For the Year Ended August 31,
from information provided in the financial statements.             2007        2006           2005         2004       2003+++

Per Share Operating Performance

Net asset value, beginning of year                            $      8.92   $      9.01   $      8.91   $      8.40   $      8.05
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net                                              .60**         .52**         .37**         .30**           .38
Realized and unrealized gain (loss)--net                            (.32)         (.08)           .10           .51           .36
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                      .28           .44           .47           .81           .74
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net                          (.60)         (.53)         (.37)         (.30)         (.39)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                  $      8.60   $      8.92   $      9.01   $      8.91   $      8.40
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                                  3.07%         4.97%         5.38%         9.73%         9.61%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets++

Expenses, excluding interest expense                                1.44%         1.43%         1.41%         1.44%         1.45%
                                                              ===========   ===========   ===========   ===========   ===========
Expenses                                                            1.44%         1.43%         1.41%         1.44%         1.46%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                              6.67%         5.84%         4.11%         3.41%         4.81%
                                                              ===========   ===========   ===========   ===========   ===========

Leverage

Average amount of borrowings during the year (in thousands)            --            --            --            --   $ 8,138++++
                                                              ===========   ===========   ===========   ===========   ===========
Average amount of borrowings outstanding per share
during the year                                                        --            --            --            --   $   .07++++
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of year (in thousands)                        $   505,515   $   601,807   $   676,703   $   756,795   $   798,320
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover from the Master LLC                                46%           54%           53%           76%           57%
                                                              ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment income--net.

   ++++ Reflects the average amount of borrowings of the Fund prior to the Fund's conversion from a stand-alone investment company to a "feeder" fund on February 10, 2003.

    +++ On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master LLC, which has the same investment objective as the Fund. All investments are made at the Master LLC level. This structure is sometimes called a "master/feeder" structure.

        See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Notes to Financial Statements         BlackRock Senior Floating Rate Fund, Inc.


1. Significant Accounting Policies:
BlackRock Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Master LLC was converted from a Delaware statutory trust to a Delaware limited liability company. The value of the Fund's investment in the Master LLC reflects the Fund's proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master LLC owned by the Fund at August 31, 2007 was 67.1%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1(b) of the Master LLC's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master LLC's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master LLC are accounted for on a trade date basis.

(g) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $253,940 has been reclassified between distributions in excess of net investment income and accumulated net realized capital losses on investments, $3,365,959 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses on investments and $338 has been reclassified between paid-in capital in excess of par and distributions in excess of net investment income as a result of permanent differences attributable to accounting for swap agreements, the expiration of capital loss carryforwards and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Notes to Financial Statements (concluded)
                                      BlackRock Senior Floating Rate Fund, Inc.


2. Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Master LLC with BlackRock Advisors, Inc. BlackRock Advisors Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock Inc. The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Master LLC's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Fund has entered into an Administration Agreement with the Manager. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's administrator and was compensated at the same fee rate. The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

For the year ended August 31, 2007, the Distributor earned early withdrawal charges of $25,780 relating to the tender of the Fund's shares.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, FAMD, FDS, MLIM, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                               Dollar
August 31, 2007                               Shares             Amount

Shares sold                                2,617,014    $    23,300,290
Shares issued to shareholders in
   reinvestment of dividends               2,075,693         18,417,801
                                      --------------    ---------------
Total issued                               4,692,707         41,718,091
Shares tendered                         (13,354,571)      (119,178,329)
                                      --------------    ---------------
Net decrease                             (8,661,864)    $  (77,460,238)
                                      ==============    ===============



For the Year Ended                                               Dollar
August 31, 2006                               Shares             Amount

Shares sold                                3,288,136    $    29,489,218
Shares issued to shareholders in
   reinvestment of dividends               1,965,892         17,640,346
                                      --------------    ---------------
Total issued                               5,254,028         47,129,564
Shares tendered                         (12,906,388)      (115,947,909)
                                      --------------    ---------------
Net decrease                             (7,652,360)    $  (68,818,345)
                                      ==============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:


                                           8/31/2007          8/31/2006
Distributions paid from:
   Ordinary income                    $   36,713,751    $    36,533,735
                                      --------------    ---------------
Total taxable distributions           $   36,713,751    $    36,533,735
                                      ==============    ===============


As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $       107,295
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               107,295
Capital loss carryforward                                (328,245,470)*
Unrealized losses--net                                   (52,507,996)**
                                                        ---------------
Total accumulated losses--net                           $ (380,646,171)
                                                        ===============

 * On August 31, 2007, the Fund had a net capital loss carryforward of $328,245,470, of which $28,290,011 expires in 2008,
   $64,746,799 expires in 2009, $87,904,309 expires in 2010,
   $53,409,203 expires in 2011, $34,221,818 expires in 2012,
   $56,166,095 expires in 2013, $945,546 expires in 2014 and
   $2,561,689 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the book/tax difference in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Report of Independent Registered Public Accounting Firm
                                      BlackRock Senior Floating Rate Fund, Inc.



To the Shareholders and Board of Directors of BlackRock Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the "Fund"), as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Senior Floating Rate Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007



Portfolio Information                           Master Senior Floating Rate LLC



As a Percent of Long-Term Investments


Portfolio Composition

Asset Mix                                8/31/07            8/31/06

Floating Rate Loan Interests                 93%                92%
Corporate Bonds                               7                  8
Warrants                                     --*                --*
Common Stocks                                --*                --*
Other Interests                              --*                --*

 * Amount is less than 1%.



Credit Quality Allocations*


Credit Ratings                           8/31/07            8/31/06

BBB/Baa                                       1%                 --
BB/Ba                                        34                 34%
B/B                                          55                 54
CCC/Caa                                       2                  5
NR (Not Rated)                                8                  7
Other**                                    --***              --***

  * Using the higher of S&P's or Moody's ratings.

 ** Includes portfolio holdings in common stocks, warrants and other interests.

*** Amount is less than 1%.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Schedule of Investments as of August 31, 2007   Master Senior Floating Rate LLC


         Face
       Amount   Floating Rate Loan Interests*                          Value

Aerospace & Defense--1.3%

                Hawker Beechcraft:
  $   195,035       Letter of Credit, 5.26% due 3/31/2014        $      185,284
    2,299,202       Term Loan B, 7.36% - 7.508%
                    due 3/31/2014                                     2,184,242
                Vought Aircraft Industries, Inc.:
    6,151,765       Term Loan, 7.83% due 12/22/2011                   5,944,143
    1,200,000       Tranche B Line of Credit Deposit, 7.822%
                    due 12/22/2010                                    1,159,500
                                                                 --------------
                                                                      9,473,169

Airlines--0.5%

    1,500,000   Delta Airlines First Lien Term Loan, 7.36%
                  due 5/15/2012                                       1,424,063
    2,985,000   United Air Lines, Inc. Term Loan B, 7.625%
                  due 1/30/2014                                       2,799,058
                                                                 --------------
                                                                      4,223,121

Auto Components--0.9%

    3,039,851   GenTek, Inc. First Lien Term Loan,
                  7.36% - 7.61% due 2/28/2011                         2,948,655
                Metaldyne Corp.:
      288,462       Letter of Credit, 5.17% - 9.125%
                    due 1/15/2012                                       281,250
    1,961,538       Term Loan B, 9.125% due 1/15/2014                 1,912,500
    1,000,000   TRW Automotive, Inc. Term Loan B, 6.875%
                  due 2/09/2014                                         970,000
    1,000,000   Visteon Corp. Term Loan B-2, 8.38%
                  due 12/13/2013                                        920,625
                                                                 --------------
                                                                      7,033,030

Beverages--0.5%

    4,000,000   Culligan International Term Loan B,
                  7.61% - 7.815% due 10/24/2012                       3,640,000

Building Products--0.4%

    2,386,429   Goodman Global Holdings Term Loan, 7.188%
                  due 12/23/2011                                      2,314,836
                Ply Gem Industries, Inc.:
       35,662       Term Loan, 8.11% due 8/15/2011                       33,878
      954,335       Term Loan B, 8.11% due 8/15/2011 (b)                906,618
                                                                 --------------
                                                                      3,255,332

Chemicals--6.4%

      400,000   Arizona Chemical Second Lien Term Loan,
                  11.01% due 2/28/2014                                  370,667
    1,500,000   BOC Edwards Ltd. Term Loan B, 7.541%
                  due 5/21/2014                                       1,372,500
    1,980,000   Columbian Chemicals Co. Term Loan B, 7.11%
                  due 3/16/2013                                       1,861,200
    2,000,000   Flint Group Term Loan, 7.933% due 12/20/2014          1,895,500
    8,866,846   Huntsman ICI Holdings Term Loan B, 7.25%
                  due 4/19/2014                                       8,676,581
    1,500,000   ISP Chemco Term Loan B, 7.125% - 7.313%
                  due 5/25/2014                                       1,438,751
                Invista:
    2,446,695       Term Loan, 6.86% due 4/29/2011                    2,364,119
    5,269,396       Term Loan B-1, 6.86% due 4/29/2011                5,091,554
    2,000,000   KIK Custom Products Inc. First Lien Term Loan,
                  7.61% due 5/30/2014                                 1,820,000
    3,735,004   Nalco Co. Tranche B Term Loan, 7.10%
                  due 11/04/2010                                      3,640,590



         Face
       Amount   Floating Rate Loan Interests*                          Value

Chemicals (concluded)

  $ 1,970,000   Polymer Group, Inc. Term Loan B, 7.61%
                  due 11/22/2012                                 $    1,930,600
    3,900,000   Rockwood Specialties Group, Inc. Tranche D
                  Term Loan, 6.857% due 7/30/2012                     3,770,813
                Wellman, Inc.:
    7,500,000       First Lien Term Loan, 9.356% due 2/10/2009        7,181,250
    8,250,000       Second Lien Term Loan, 12.106%
                    due 2/10/2010                                     7,177,500
                                                                 --------------
                                                                     48,591,625

Commercial Services & Supplies--3.1%

    1,965,957   Alliance Laundry Systems LLC Term Loan,
                  7.58% - 7.61% due 2/01/2012                         1,926,638
                Allied Waste North America, Inc.:
    3,201,616       Term Loan, 6.81% - 6.89% due 1/15/2012            3,105,568
    1,742,089       Tranche A Credit Linked Deposit, 5.32%
                    due 1/15/2012                                     1,689,826
    1,471,014   American Reprographics Co. Term Loan,
                  7.11% - 7.25% due 6/18/2009                         1,423,206
                Aramark Corp.:
      237,029       Letter of Credit, 5.36% due 1/30/2014               228,081
    3,369,115       Term Loan B, 7.36% due 1/30/2014                  3,241,931
      249,375   Brickman Group, Inc. Term Loan, 7.34%
                  due 1/30/2014                                         236,283
    2,268,000   Camelbak Products LLC First Lien Term Loan,
                  9.15% - 9.37% due 8/04/2011                         2,103,570
    1,000,000   Jason, Inc. Term Loan B, 8.03% - 9.50%
                  due 4/30/2010                                         950,000
    1,269,709   John Maneely Co. Term Loan B, 8.61%
                  due 12/15/2013                                      1,135,860
                Kion GmbH:
      250,000       Term Loan B, 7.58% due 3/15/2015                    236,945
      250,000       Term Loan C, 7.83% due 3/15/2016                    237,500
    1,496,250   RiskMetrics Group, Inc. Term Loan, 7.61%
                  due 1/15/2014                                       1,455,103
    1,055,629   Sirva Worldwide Tranche B Term Loan, 12.61%
                  due 12/01/2010                                        807,556
    4,950,187   West Corp. Term Loan, 7.735% - 7.88%
                  due 10/31/2013                                      4,774,866
                                                                 --------------
                                                                     23,552,933

Computers & Peripherals--1.3%

    1,000,000   Intergraph Corp. Term Loan, 11.506%
                  due 11/15/2014                                        956,250
                Reynolds and Reynolds Co.:
    4,941,402       First Lien Term Loan, 7.36% due 10/31/2012        4,725,216
    4,000,000       Second Lien Term Loan, 10.86%
                    due 10/31/2013                                    3,960,000
                                                                 --------------
                                                                      9,641,466

Construction & Engineering--0.1%

      997,500   BakerCorp Term Loan C, 7.61% - 7.79%
                  due 5/15/2014                                         963,834

Construction Materials--1.0%

    2,768,555   Headwaters, Inc. Term Loan B-1, 7.36%
                  due 4/30/2011                                       2,699,341
    4,850,000   Nortek, Inc. Term Loan, 7.61% due 8/27/2011           4,625,688
                                                                 --------------
                                                                      7,325,029



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Schedule of Investments (continued)             Master Senior Floating Rate LLC


         Face
       Amount   Floating Rate Loan Interests*                          Value

Containers & Packaging--2.4%

  $ 1,866,312   Anchor Glass Container Corp. Term Loan B,
                  7.61% - 7.791% due 5/03/2013                   $    1,810,322
      750,000   Consolidated Container Second Lien Term Loan,
                  10.86% - 11.065% due 10/15/2014                       675,000
    6,982,500   Graham Packaging Term Loan B, 7.625%
                  due 4/15/2011                                       6,784,665
    1,990,000   Graphic Packaging International Term Loan B,
                  7.36% - 7.51% due 5/16/2014                         1,959,320
      997,500   SCA Packaging First Lien Term Loan, 8.11%
                  due 3/03/2015                                         937,650
                Smurfit-Stone Container Corp.:
    1,698,760       Term Loan B, 7.375% due 11/01/2011                1,661,864
    2,107,696       Term Loan C, 7.375% due 11/01/2011                2,061,919
    2,241,039   Smurfit-Stone Container Corp. Deposit Account,
                  5.62% due 11/01/2010                                2,192,366
                                                                 --------------
                                                                     18,083,106

Distributors--1.1%

    5,790,900   Buhrmann USA, Inc. Term Loan C,
                  7.32% - 7.36% due 12/23/2010                        5,638,889
    2,736,250   Keystone Automotive Operations, Inc. Term
                  Loan B, 8.828% - 9% due 1/15/2012                   2,496,828
                                                                 --------------
                                                                      8,135,717

Diversified Financial Services--1.7%

    7,000,000   JG Wentworth Manufacturing Term Loan B,
                  7.61% due 4/15/2014                                 6,492,500
    6,912,806   LPL Holdings, Inc. Term Loan C, 7.36%
                  due 6/28/2013                                       6,567,166
                                                                 --------------
                                                                     13,059,666

Diversified Telecommunication Services--1.5%

    7,998,750   Consolidated Communications, Inc. Term Loan D,
                  7.11% due 10/14/2011                                7,758,787
    1,500,000   Hawaiian Telcom Term Loan C, 7.61%
                  due 5/25/2014                                       1,420,500
      497,500   Kentucky Data Link, Inc. Term Loan B, 7.815%
                  due 2/26/2014                                         478,844
    1,990,000   Time Warner Telecom Term Loan, 7.36%
                  due 1/07/2013                                       1,970,100
                                                                 --------------
                                                                     11,628,231

Electrical Equipment--0.2%

                Generac Portable Products, Inc.:
      990,000       First Lien Term Loan, 7.86% due 11/15/2013          875,443
    1,500,000       Second Lien Term Loan, 11.36%
                    due 5/15/2014                                       998,750
                                                                 --------------
                                                                      1,874,193

Electronic Equipment & Instruments--0.5%

    1,000,000   CoCreate Software, Inc. Second Lien Term Loan,
                  12.608% due 5/30/2014                                 960,000
    3,000,000   SafeNet, Inc. Second Lien Term Loan, 11.36%
                  due 5/11/2015                                       2,805,000
                                                                 --------------
                                                                      3,765,000

Energy Equipment & Services--1.5%

    1,500,000   Bobcat Gas Storage Term Loan B, 7.485%
                  due 9/15/2014                                       1,425,000
    1,496,250   Brock Holdings Term Loan, 7.36% due 2/28/2014         1,432,659
                Dresser, Inc.:
    3,000,000       First Lien Term Loan, 8.01% - 8.038%
                    due 5/15/2014                                     2,881,875
    2,000,000       Second Lien Term Loan, 11.129%
                    due 5/04/2015                                     1,890,000



         Face
       Amount   Floating Rate Loan Interests*                          Value

Energy Equipment & Services (concluded)

  $ 2,955,000   Key Energy Services, Inc. Term Loan B,
                  7.856% - 8.065% due 6/30/2012                  $    2,888,513
    1,234,375   MEG Energy Corp. Term Loan B, 7.36%
                  due 4/03/2013                                       1,191,172
                                                                 --------------
                                                                     11,709,219

Food & Staples Retailing--2.4%

    1,551,667   Advance Food Co. Term Loan B, 7.11%
                  due 3/31/2014                                       1,458,567
    2,917,485   American Seafood Group LLC Delay Draw Term
                  Loan, 7.25% due 9/30/2012                           2,829,960
                DS Waters LP Term Loan B:
    1,496,241       7.61% - 7.753% due 3/31/2012                      1,406,466
      500,000       9.36% due 3/31/2012                                 470,000
                Dole Food Co., Inc.:
      819,174       Letter of Credit, 5.23% due 4/12/2013               770,023
    1,654,793       Term Loan B, 7.438% - 9.25%
                    due 4/12/2013                                     1,555,505
    5,515,973       Term Loan C, 7.438% - 9.25%
                    due 4/04/2013                                     5,185,014
      726,913   Eight O'Clock Coffee Second Lien Term Loan,
                  8.125% due 7/21/2012                                  690,567
      497,500   McJunkin Corp. Term Loan B, 7.815%
                  due 1/30/2014                                         483,197
      491,342   Pierre Foods, Inc. Term Loan B, 7.78%
                  due 6/30/2010                                         482,744
                Sturm Foods, Inc.:
    2,493,750       First Lien Term Loan, 7.875% - 7.938%
                    due 1/30/2014                                     2,319,188
    1,000,000       Second Lien Term Loan, 11.438%
                    due 6/30/2014                                       932,500
                                                                 --------------
                                                                     18,583,731

Food Products--0.6%

    4,322,844   Del Monte Term Loan B, 7% due 2/08/2012               4,239,089

Health Care Providers & Services--3.5%

    1,750,000   Aearo Technologies, Inc. Term Loan B, 7.61%
                  due 5/14/2014                                       1,662,500
      748,101   CCS Medical First Lien Term Loan, 8.82%
                  due 10/31/2012                                        722,853
    4,690,622   Community Health Term Loan B, 7.76%
                  due 6/18/2014                                       4,498,438
    4,000,000   DaVita, Inc. Term Loan B, 6.86% - 7.01%
                  due 7/30/2012                                       3,870,000
    1,995,000   Health Management Associates, Inc. Term Loan B,
                  7.11% due 1/15/2014                                 1,870,937
    3,946,549   LifePoint Hospitals, Inc. Term Loan B, 6.985%
                  due 4/15/2012                                       3,804,276
      744,375   Sterigenics International, Inc. Term Loan B,
                  7.61% due 11/30/2013                                  714,600
    9,762,436   Vanguard Health Systems Term Loan B, 7.61%
                  due 9/23/2011                                       9,335,329
                                                                 --------------
                                                                     26,478,933

Hotels, Restaurants & Leisure--5.2%

      248,615   Arby's Restaurant Group Term Loan B,
                  7.61% - 7.82% due 7/31/2012                           241,157
                Green Valley Ranch Gaming LLC Term Loan:
      480,568       7.36% - 7.565% due 2/16/2014                        456,540
    1,750,000       8.791% due 8/30/2014                              1,645,000



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Schedule of Investments (continued)             Master Senior Floating Rate LLC


         Face
       Amount   Floating Rate Loan Interests*                          Value

Hotels, Restaurants & Leisure (concluded)

  $   361,111   Lake Las Vegas Resort Revolving Credit,
                  15.46% due 12/14/2012                          $      325,000
    2,638,889   Lake Las Vegas Resort Term Loan B,15.46%
                  due 12/14/2012                                      2,375,000
    2,700,000   Las Vegas Sands Term Loan B, 7.11%
                  due 5/04/2014                                       2,561,963
    1,932,434   MotorCity Casino Term Loan B,
                  7.36% - 7.51% due 7/21/2012                         1,869,629
      992,500   OSI Group Term Loan B, 7.36% due 9/02/2011              955,281
                OSI Restaurant Partners, Inc.:
       75,188       Revolving Credit, 5.18% due 6/14/2013                71,170
      924,812       Term Loan B, 7.625% due 5/15/2014                   875,393
    2,431,628   Penn National Gaming, Inc. Term Loan B,
                  7.11% due 10/03/2012                                2,393,128
                QCE LLC:
    1,980,000       First Lien Term Loan, 7.61% due 5/05/2013         1,885,950
    6,800,000       Second Lien Term Loan, 11.11%
                    due 11/05/2013                                    6,477,000
    2,000,000   Riviera Holdings Corp. Term Loan B, 7.36%
                  due 5/11/2017                                       1,940,000
    1,031,315   Tropicana Opco Term Loan B, 7.61%
                  due 12/15/2011                                        979,381
                Trump Entertainment Resorts Holdings LP:
    2,450,000       Delay Draw Term Loan, 7.86% - 8.01%
                    due 4/28/2012                                     2,397,938
      575,000       Revolving Credit, 7.83% due 5/01/2010               546,250
    2,450,000       Term Loan B-1, 7.86% - 7.90%
                    due 5/01/2012                                     2,397,938
                Venetian Macau US Finance Co. LLC:
    3,083,333       Delay Draw Term Loan, 7.61% - 7.76%
                    due 5/25/2012                                     2,977,618
    6,166,667       Term Loan B, 7.61% due 5/25/2013                  5,955,236
                                                                 --------------
                                                                     39,326,572

Household Durables--2.3%

    1,681,004   American Achievement Corp. Term Loan B,
                  7.58% - 9.50% due 3/22/2011                         1,630,574
    1,818,966   Josten's, Inc. Term Loan B, 7.33%
                  due 10/04/2011                                      1,742,309
   14,503,664   Simmons Co. Tranche B Term Loan,
                  7.25% - 7.56% due 12/19/2011                       14,068,554
                                                                 --------------
                                                                     17,441,437

IT Services--2.5%

   11,540,598   Activant Solutions Term Loan B,
                  7.375% due 5/02/2013                               10,761,608
                Audio Visual Services Corp.:
    1,500,000       Second Lien Term Loan, 10.86%
                    due 2/28/2014                                     1,425,000
    2,000,000       Term Loan B, 7.61% due 2/28/2014                  1,880,000
                RedPrairie Corp. Term Loan:
      496,241       8.50% - 10.25%  due 7/31/2012                       476,391
      298,500       8.375% due 7/31/2012                                286,560
    3,920,300   SunGard Data Systems, Inc. Term Loan B, 7.356%
                  due 2/11/2013                                       3,787,990
      475,000   Verifone, Inc. Term Loan B, 7.09% - 7.11%
                  due 10/31/2013                                        456,000
                                                                 --------------
                                                                     19,073,549

Independent Power Producers & Energy Traders--0.3%

    2,000,000   AES Corp. Term Loan, 7% - 7.25%
                  due 4/30/2008                                       1,963,334



         Face
       Amount   Floating Rate Loan Interests*                          Value

Industrial Conglomerates--0.6%

                Trimas Corp.:
  $   937,500       Letter of Credit, 7.91% due 8/02/2011        $      914,063
    4,032,031       Term Loan B, 7.59% - 7.61%
                    due 2/28/2012                                     3,931,230
                                                                 --------------
                                                                      4,845,293

Insurance--0.1%

    1,000,000   USI Holdings Corp. Term Loan B, 7.95%
                  due 5/15/2014                                         935,000

Internet Software & Services--0.0%

                Channel Master Holdings, Inc. (e):
      128,199       Revolving Credit, 8.313% due 11/15/2004                   0
    1,013,568       Term Loan, 9% due 11/15/2004                              0
                                                                 --------------
                                                                              0

Leisure Equipment & Products--0.8%

    1,975,000   Easton-Bell Sports, Inc. Term Loan B, 7.11%
                  due 3/27/2012                                       1,882,422
    1,666,667   Fender Musical Instruments Corp. Term Loan B,
                  7.65% due 5/25/2014                                 1,550,000
      497,500   Kerasotes Showplace Theatres LLC Term Loan B,
                  7.875% due 11/01/2011                                 490,038
    2,075,142   True Temper Sports, Inc. Term Loan B,
                  8.538% - 8.745% due 3/15/2011                       1,971,385
                                                                 --------------
                                                                      5,893,845

Machinery--2.0%

      997,500   Harrington Holdings, Inc. Term Loan, 7.61%
                  due 1/15/2014                                         947,625
    5,664,340   Mueller Water Products Term Loan B,
                  7.108% - 7.315% due 5/16/2014                       5,503,852
                Navistar International Transportation Corp.:
    1,600,000       Revolving Credit, 5.17% - 8.61%
                    due 1/19/2012                                     1,536,000
    4,400,000       Term Loan, 8.61% due 1/19/2012                    4,224,000
    2,985,000   OshKosh Truck Corp. Term Loan B, 7.11%
                  due 11/30/2013                                      2,862,803
                                                                 --------------
                                                                     15,074,280

Media--20.8%

    3,000,000   Bragg Communications, 7.83% due 8/06/2014             2,992,500
                Cequel Communications LLC:
    2,969,224       First Lien Term Loan, 7.36% - 7.505%
                    due 4/04/2013                                     2,800,145
    7,000,000       Second Lien Term Loan, 9.856%
                    due 3/31/2015                                     6,755,000
    9,310,345       Term Loan B, 7.36% - 7.505%
                    due 4/04/2013                                     8,780,176
    2,000,000   Charter Communications, Inc. Term Loan B,
                  7.361% due 4/30/2014                                1,889,108
    3,000,000   Clarke American Corp. Term Loan B, 7.86%
                  due 6/30/2014                                       2,737,500
      973,460   ClientLogic Holding Corp. Term Loan B,
                  7.86% - 8.065% due 1/30/2014                          934,522
    6,253,568   DIRECTV Holdings, Inc. Tranche B Term Loan,
                  7% due 4/13/2013                                    6,133,381
                Dex Media West LLC Term Loan B:
    2,151,532       6.86% - 7.01% due 3/09/2010                       2,098,511
    2,027,791       7.08% - 7.09% due 3/09/2010                       1,977,096
    5,000,000   Discovery Communications Term Loan B, 7.36%
                  due 5/14/2014                                       4,854,165



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Schedule of Investments (continued)             Master Senior Floating Rate LLC


         Face
       Amount   Floating Rate Loan Interests*                          Value

Media (continued)

  $ 2,422,500   EMMIS Communications Term Loan B,
                  7.36% due 10/31/2013                           $    2,328,023
                Formula One Group:
    1,000,000       Second Lien Term Loan, 9.04%
                    due 6/30/2014                                       953,333
    1,500,000       Term Loan B, 7.915% due 12/31/2013                1,428,428
                GateHouse Media, Inc.:
      591,667       Delay Draw Term Loan, 7.36% - 7.51%
                    due 9/15/2014                                       535,458
    4,000,000       Term Loan B, 7.51% due 9/15/2014                  3,620,000
                Gray Communications Systems, Inc.:
      916,667       First Lien Delay Draw Term Loan, 6.86%
                    due 9/18/2014                                       858,802
    1,950,000       Term Loan B, 6.86% due 9/18/2014                  1,826,906
      133,333       Term Loan D, 6.86% due 9/18/2014                    124,917
    7,965,000   Idearc, Inc. Term Loan B, 7.36% due 11/15/2014        7,697,089
   12,000,000   Insight Midwest Holdings LLC Delay Draw Term
                  Loan, 7.11% due 4/03/2014                          11,660,628
   16,619,413   Intelsat Corp. Term Loan B, 7.36%
                  due 1/03/2014                                      16,062,662
    2,500,000   Knology, Inc. Term Loan B, 7.61% due 3/15/2012        2,412,500
    1,500,000   LodgeNet Entertainment Corp. Term Loan,
                  7.36% due 4/04/2014                                 1,427,501
    4,093,750   Mediacom Broadband Group Tranche A Term
                  Loan, 7.02% - 7.07% due 3/31/2010                   3,827,656
    2,955,000   Merrill Corp. Term Loan, 7.59% - 7.815%
                  due 5/15/2011                                       2,881,125
   11,820,301   Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                  8.61% due 4/08/2012                                11,129,889
      630,500   Multicultural Radio Broadcasting Inc. Term Loan,
                  8.288% due 12/15/2012                                 611,585
    1,246,873   NEP Supershooters, LP Term Loan B, 7.61%
                  due 2/13/2014                                       1,186,608
    2,500,000   National Cinemedia LLC Term Loan B, 7.11%
                  due 2/28/2015                                       2,350,000
                NextMedia Group, Inc.:
    1,482,412       Delay Draw Term Loan, 7.33%
                    due 11/15/2012                                    1,393,467
    2,595,427       First Lien Term Loan, 7.569%
                    due 11/15/2012                                    2,439,701
    3,250,000       Second Lien Term Loan, 10.01%
                    due 11/15/2013                                    3,103,750
    6,947,500   Nielsen Finance LLC Term Loan B, 7.36%
                  due 8/09/2013                                       6,671,531
   11,750,000   Paxson Communications Corp. First Lien Term
                  Loan, 8.61% due 1/15/2012                          11,368,125
                Penton Media Term Loan:
      498,750       7.61% due 2/15/2013                                 471,319
      500,000       10.36% due 2/15/2014                                468,750
    2,041,825   RH Donnelley, Inc. Term Loan D-2,
                  6.86% - 7.05% due 8/30/2011                         1,972,346
    2,497,494   Riverdeep Group Ltd. Term Loan B, 8.11%
                  due 12/21/2013                                      2,443,798
    1,000,000   San Juan Cable Term Loan B, 11.82%
                  due 3/15/2013                                         957,500



         Face
       Amount   Floating Rate Loan Interests*                          Value

Media (concluded)

  $ 3,000,000   Thomson Learning Inc. Term Loan, 8.10%
                  due 7/04/2014                                  $    2,832,501
    9,395,973   Univision Communications, Inc. Delay Draw
                  Term Loan, 7.61% due 9/30/2014                      8,675,612
                                                                 --------------
                                                                    157,673,614

Metals & Mining--0.1%

    1,000,000   Algoma Steel Term Loan B, 7.86%
                  due 6/20/2013                                         952,500

Multi-Utilities--1.9%

      997,500   Brand Energy Term Loan B, 7.625% - 7.813%
                  due 2/15/2014                                         945,962
    2,592,055   Cogentrix Delaware Holdings, Inc. Term Loan,
                  6.86% due 4/15/2012                                 2,514,293
      750,000   Energy Transfer Equity LP Term Loan B, 7.106%
                  due 11/01/2012                                        726,563
                KGen Partners:
      750,000       Letter of Credit, 7.125% due 2/15/2014              712,500
    1,243,750       Term Loan B, 7.125% due 2/15/2014                 1,181,563
                La Paloma:
      118,920       Delay Draw Term Loan, 7.11%
                    due 8/16/2012                                       114,758
      262,295       Letter of Credit, 7.315% due 8/16/2012              253,115
    2,000,000       Second Lien Term Loan, 8.698%
                    due 8/16/2013                                     1,913,334
    1,493,161       Term Loan, 7.11% due 8/16/2012                    1,440,900
                MACH Gen LLC:
       70,313       Letter of Credit, 7.36% due 2/22/2014                66,855
      676,289       Term Loan, 7.50% due 2/22/2014                      643,038
    2,750,000   Metcalf Energy Center LLC Tranche 1 Term Loan,
                  8.542% due 5/20/2010                                2,695,000
      500,000   Thermal North America, Inc. Letter of Credit,
                  8.07% due 10/24/2008                                  495,000
    1,000,000   USPF Holdings Term Loan, 7.082% - 7.09%
                  due 4/15/2014                                         950,000
                                                                 --------------
                                                                     14,652,881

Multiline Retail--0.6%

    4,053,425   Neiman Marcus Group, Inc. Term Loan,
                  7.09% - 7.11% due 4/06/2013                         3,930,375

Oil, Gas & Consumable Fuels--2.9%

      787,500   Big West Oil & Gas Term Loan B, 7.61%
                  due 5/15/2014                                         744,187
    1,843,144   Carrizo Oil & Gas, Inc. Second Lien Term Loan,
                10.11% due 7/21/2010                                  1,815,496
    6,434,611   Helix Energy Solutions Term Loan B,
                  7.33% - 7.541% due 7/01/2013                        6,223,478
    2,500,000   Petroleum Geo-Services ASA Term Loan B, 7.11%
                  due 6/30/2015                                       2,414,583
    7,000,000   Scorpion Drilling Ltd. Second Lien Term Loan,
                  12.86% due 5/05/2015                                7,455,000
                Western Refining Co. LP:
      500,000       Delay Draw Term Loan, 7.07%
                    due 3/15/2014                                       475,000
    3,214,286       Term Loan B, 7.07% due 3/15/2014                  3,053,571
                                                                 --------------
                                                                     22,181,315



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Schedule of Investments (continued)             Master Senior Floating Rate LLC


         Face
       Amount   Floating Rate Loan Interests*                          Value

Paper & Forest Products--1.4%

                Cenveo, Inc.:
  $    55,035       Delay Draw Term Loan, 7.11%
                    due 9/07/2013                                $       52,420
    1,651,034       Term Loan C, 7.11% due 9/07/2013                  1,572,610
                Georgia-Pacific Corp.:
    2,955,000       First Lien Term Loan B, 7.264%
                    due 12/20/2012                                    2,823,446
    3,000,000       Term Loan B, 7.264% due 12/20/2012                2,866,443
    3,182,818   SP Newsprint Co. Tranche B-1 Credit Linked
                  Deposit, 5.565% due 1/09/2010                       3,023,677
                                                                 --------------
                                                                     10,338,596

Pharmaceuticals--0.4%

    3,000,000   Pharmaceutical Technologies & Services (PTS)
                  Term Loan, 7.61% due 4/15/2014                      2,737,500

Real Estate Management & Development--1.6%

    9,302,629   Capital Automotive Term Loan B, 7.07%
                  due 12/16/2010                                      9,023,550
      497,500   LandSource Communities Development LLC
                  Term Loan, 8.24% - 8.25% due 5/25/2012                450,238
    2,962,500   Mattamy Group Term Loan B, 7.813%
                  due 4/11/2013                                       2,858,813
                                                                 --------------
                                                                     12,332,601

Road & Rail--0.7%

    2,500,000   Rail America, Inc. Term Loan, 7.81%
                  due 8/14/2008                                       2,418,750
    3,418,605   Swift Transportation Co., Inc. Term Loan B,
                  8.375% due 5/15/2014                                3,021,903
                                                                 --------------
                                                                      5,440,653

Semiconductors & Semiconductor Equipment--0.3%

    1,983,750   Marvell Technology Group Term Loan B, 8.003%
                  due 11/15/2009                                      1,904,400

Specialty Retail--0.8%

    1,000,000   ADESA, Inc. Term Loan B, 7.61%
                  due 10/30/2013                                        935,625
    1,000,000   Burlington Coat Factory Warehouse Corp. Term
                  Loan B, 7.76% due 4/15/2013                           936,071
    4,000,000   Claire's Stores Term Loan B, 8.11%
                  due 5/24/2014                                       3,661,668
      748,125   Mattress Giant Term Loan B, 7.61%
                  due 2/28/2014                                         710,719
                                                                 --------------
                                                                      6,244,083

Textiles, Apparel & Luxury Goods--0.3%

      350,000   Gold Toe Investment Corp. Second Lien Term
                  Loan, 11.36% due 4/30/2014                            339,500
    2,052,771   Propex Fabrics, Inc. Term Loan B, 8.575%
                  due 7/31/2012                                       1,847,494
                                                                 --------------
                                                                      2,186,994

Trading Companies & Distributors--0.3%

      992,500   Beacon Sales Co. Term Loan B,
                  7.36% - 9% due 10/31/2013                             942,875
                United Rentals, Inc.:
      722,760       Term Loan, 7.32% due 2/14/2011                      713,274
      329,825       Tranche B Credit Linked Deposit, 5.32%
                    due 2/14/2011                                       325,496
                                                                 --------------
                                                                      1,981,645



         Face
       Amount   Floating Rate Loan Interests*                          Value

Wireless Telecommunication Services--2.3%

  $ 7,187,500   American Cellular Network Term Loan B, 7.36%
                  due 3/15/2014                                  $    7,110,234
    1,500,000   Cellular South Term Loan B, 7.11% - 9%
                  due 5/16/2014                                       1,455,000
    2,941,667   Centennial Cellular Operating Co. Term Loan,
                  7.36% - 7.541% due 2/09/2011                        2,854,887
    2,992,500   Crown Castle Operating Co. Term Loan,
                  6.82% - 6.84% due 3/15/2014                         2,842,875
    2,500,000   IPC Systems First Lien Term Loan, 7.61%
                  due 5/25/2014                                       2,220,833
      609,626   Ng Wireless Term Loan, 10% due 7/31/2014                597,433
                                                                 --------------
                                                                     17,081,262

                Total Floating Rate Loan Interests
                (Cost--$628,372,596)--79.1%                         599,448,153



                Corporate Bonds

Chemicals--1.4%

    5,992,000   GEO Specialty Chemicals, Inc., 13.85%
                  due 12/31/2009 (b)                                  4,943,400
    6,255,000   NOVA Chemicals Corp., 8.484%
                  due 11/15/2013 (a)                                  6,067,350
                                                                 --------------
                                                                     11,010,750

Diversified Financial Services--0.1%

      750,000   Ford Motor Credit Co. LLC, 9.81%
                  due 4/15/2012 (a)                                     755,516

Diversified Telecommunication Services--0.9%

    6,333,000   Qwest Communications International, Inc.,
                  8.86% due 2/15/2009 (a)                             6,348,833
      275,000   Qwest Corp., 8.61% due 6/15/2013 (a)                    290,125
                                                                 --------------
                                                                      6,638,958

Hotels, Restaurants & Leisure--0.5%

    3,300,000   Galaxy Entertainment Finance Co. Ltd., 10.409%
                  due 12/15/2010 (a)(i)                               3,333,000
      250,000   Universal City Florida Holding Co. I, 10.106%
                  due 5/01/2010 (a)                                     252,500
                                                                 --------------
                                                                      3,585,500

Media--1.1%

    7,875,000   Intelsat Bermuda Ltd., 8.886%
                  due 1/15/2015 (a)                                   7,934,063
      210,000   Intelsat Corp., 9% due 6/15/2016                        214,200
                                                                 --------------
                                                                      8,148,263

Paper & Forest Products--2.2%

    6,000,000   Ainsworth Lumber Co. Ltd., 9.36%
                  due 4/01/2013 (a)                                   4,560,000
      250,000   Boise Cascade LLC, 8.235% due 10/15/2012 (a)            247,500
      650,000   NewPage Corp., 11.606% due 5/01/2012 (a)                689,000
   11,400,000   Verso Paper Holdings LLC Series B, 9.106%
                  due 8/01/2014 (a)                                  11,343,000
                                                                 --------------
                                                                     16,839,500

                Total Corporate Bonds
                (Cost--$49,955,535)--6.2%                            46,978,487



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Schedule of Investments (concluded)             Master Senior Floating Rate LLC


       Shares
         Held   Common Stocks                                          Value

Chemicals--0.0%

       39,151   GEO Specialty Chemicals, Inc. (d)(h)             $       39,151

Metals & Mining--0.0%

       51,714   Acme Package Corp. Senior Holdings (d)(h)                 1,551

                Total Common Stocks
                (Cost--$0)--0.0%                                         40,702



                Warrants (f)

Electric Utilities--0.0%

        9,115   Reliant Resources (expires 10/25/2008)                  177,743

                Total Warrants
                (Cost--$0)--0.0%                                        177,743



       Shares
         Held   Other Interests (j)                                    Value

Paper & Forest Products--0.0%

           57   Cellu Tissue Holdings, Inc. (Escrow Shares)      $            0

                Total Other Interests
                (Cost--$0)--0.0%                                              0



   Beneficial
     Interest   Short-Term Securities

 $ 97,552,357   BlackRock Liquidity Series, LLC
                  Cash Sweep Series, 5.33% (c)(g)                    97,552,357

                Total Short-Term Securities
                (Cost--$97,552,357)--12.9%                           97,552,357

Total Investments (Cost--$775,880,488**)--98.2%                     744,197,442
Other Assets Less Liabilities--1.8%                                  14,130,324
                                                                 --------------
Net Assets--100.0%                                               $  758,327,766
                                                                 ==============


  * Senior Secured Floating Rate Loan Interests in which the Master LLC invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

 ** The cost and unrealized appreciation (depreciation) of investments, as of August 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    776,033,533
                                                   ================
    Gross unrealized appreciation                  $        533,403
    Gross unrealized depreciation                      (32,369,494)
                                                   ----------------
    Net unrealized depreciation                    $   (31,836,091)
                                                   ================

(a) Floating rate security.

(b) Convertible security.

(c) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Issue                                       Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $13,184,933         $3,680,618


(d) Non-income producing security.

(e) As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity and is non-income producing.

(f) Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Represents the current yield as of August 31, 2007.

(h) Restricted security as to resale, representing 0.0% of net assets, was as follows:

                                          Acquisition
    Issue                                     Date         Cost       Value

    Acme Package Corp. Senior Holdings     11/25/2002     $  --      $ 1,551


(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(j) Other interests represent beneficial interests in liquidation trust and other reorganization entities and are non-income producing.

  o For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Swaps outstanding as of August 31, 2007 were as follows:

                                                                 Unrealized
                                                   Notional     Appreciation
                                                    Amount     (Depreciation)

    Bought a credit default protection on
    LCDX Index and pay 1.20%

    Broker, JPMorgan Chase
    Expires June 2012                               $5,000,000     $ (57,001)

    Bought credit default protection on
    LCDX Index and pay 1.20%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires June 2012                               $5,000,000       (57,002)

    Sold credit default protection on LCDX
    Index and receive 1.20%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires June 2012                               $5,000,000        107,335
                                                                   ----------
    Total                                                          $  (6,668)
                                                                   ==========

    See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Statement of Assets and Liabilities                                                               Master Senior Floating Rate LLC

As of August 31, 2007
Assets

       Investments in unaffiliated securities, at value (identified cost--$678,328,131)                           $   646,645,085
       Investments in affiliated securities, at value (identified cost--$97,552,357)                                   97,552,357
       Unrealized appreciation on swaps                                                                                   107,335
       Swap premiums paid                                                                                                 603,646
       Receivables:
           Securities sold                                                                     $    12,671,821
           Interest                                                                                  7,953,307
           Contributions                                                                             2,251,188
           Paydowns                                                                                    202,232
           Commitment fees                                                                              29,883
           Swaps                                                                                        12,667         23,121,098
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   13,249
                                                                                                                  ---------------
       Total assets                                                                                                   768,042,770
                                                                                                                  ---------------

Liabilities

       Swap premiums received                                                                                             349,510
       Unfunded loan commitment                                                                                           948,403
       Unrealized depreciation on swaps                                                                                   114,003
       Bank overdraft                                                                                                   2,024,560
       Payables:
           Securities purchased                                                                      5,341,440
           Investment adviser                                                                          666,764
           Swaps                                                                                        34,667
           Other affiliates                                                                              5,723          6,048,594
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             229,934
                                                                                                                  ---------------
       Total liabilities                                                                                                9,715,004
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   758,327,766
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $   790,926,662
       Unrealized depreciation--net                                                                                  (32,598,896)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   758,327,766
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Statement of Operations                                                                           Master Senior Floating Rate LLC

For the Year Ended August 31, 2007
Investment Income

       Interest (including $3,680,618 from affiliates)                                                            $    65,310,702
       Facility and other fees                                                                                            648,216
       Dividends                                                                                                           93,085
                                                                                                                  ---------------
       Total income                                                                                                    66,052,003
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     7,742,975
       Accounting services                                                                             263,891
       Professional fees                                                                               201,501
       Loan interest expense                                                                           106,022
       Custodian fees                                                                                   52,506
       Directors' fees and expenses                                                                     40,631
       Pricing fees                                                                                     16,969
       Printing and shareholder reports                                                                  3,460
       Other                                                                                            25,864
                                                                                               ---------------
       Total expenses                                                                                                   8,453,819
                                                                                                                  ---------------
       Investment income--net                                                                                          57,598,184
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
         Investments--net                                                                         (35,174,775)
         Swaps--net                                                                                    174,070       (35,000,705)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
         Investments--net                                                                            7,438,667
         Swaps--net                                                                                    (6,668)
         Unfunded corporate loans--net                                                               (575,835)          6,856,164
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (28,144,541)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    29,453,643
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Statements of Changes in Net Assets                                                               Master Senior Floating Rate LLC

                                                                                                      For the Year Ended
                                                                                                          August 31,
Increase (Decrease) in Net Assets:                                                                     2007            2006
Operations

       Investment income--net                                                                  $    57,598,184    $    59,752,417
       Realized loss--net                                                                         (35,000,705)        (1,597,921)
       Change in unrealized appreciation/depreciation--net                                           6,856,164        (7,721,712)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         29,453,643         50,432,784
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  58,523,411         66,317,763
       Fair value of withdrawals                                                                 (255,559,328)      (223,659,634)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (197,035,917)      (157,341,871)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (167,582,274)      (106,909,087)
       Beginning of year                                                                           925,910,040      1,032,819,127
                                                                                               ---------------    ---------------
       End of year                                                                             $   758,327,766    $   925,910,040
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                              Master Senior Floating Rate LLC

The following per share data and ratios have been derived                        For the Year Ended August 31,
from information provided in the financial statements.             2007        2006           2005         2004         2003
Total Investment Return

Total investment return                                             3.49%         5.37%         5.78%        10.15%        11.07%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, excluding interest expense                                1.02%         1.03%         1.01%         1.02%         1.04%
                                                              ===========   ===========   ===========   ===========   ===========
Expenses                                                            1.04%         1.04%         1.01%         1.02%         1.05%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                              7.07%         6.22%         4.52%         3.81%         4.80%
                                                              ===========   ===========   ===========   ===========   ===========

Leverage

Amount of borrowings outstanding, end of year (in thousands)           --            --            --            --            --
                                                              ===========   ===========   ===========   ===========   ===========
Average amount of borrowings outstanding during
the year (in thousands)                                       $     2,255   $     1,932            --            --   $     3,187
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of year (in thousands)                        $   758,328   $   925,910   $ 1,032,819   $ 1,052,881   $   942,878
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    46%           54%           53%           76%           57%
                                                              ===========   ===========   ===========   ===========   ===========

See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Notes to Financial Statements                   Master Senior Floating Rate LLC


1. Significant Accounting Policies:
Master Senior Floating Rate LLC (the "Master LLC") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement (the "LLC Agreement") permits Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue nontransferable interests in the Master LLC/Trust, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Master LLC's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master LLC.

(a) Loan participation interests--The Master LLC primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Master LLC, which Master LLC management believes equals or exceeds the principal amount of the Loan Interests. The Master LLC may invest up to 20% of its total assets in loans made on an unsecured basis. The Master LLC's investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. As of October 2, 2006, loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from the Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change has no significant effect on the valuation of these loans. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for the Loan Interests, BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. will value the Loan Interests at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Master LLC under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board Directors of the Master LLC.

Securities that are held by the Master LLC that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions in securities traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Master LLC writes an option, the amount of the premium received is recorded on the books of the Master LLC as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Master LLC are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Valuation of short-term investment vehicles is generally based upon the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Notes to Financial Statements (continued)       Master Senior Floating Rate LLC


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master LLC are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master LLC's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors or by the Manager using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments--The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Swaps--The Master LLC may enter into swap agreements, which are OTC contracts in which the Master LLC and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master LLC are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Master LLC amortizes all premiums and discounts on debt securities. The Master LLC earns facility and other fees on loan participation interests. Other fees earned include amendment, consent and prepayment fees.

(f) Securities lending--The Master LLC may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Where the Master LLC receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Master LLC typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Master LLC receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master LLC may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Notes to Financial Statements (continued)       Master Senior Floating Rate LLC


(g) Bank overdraft--The Master LLC recorded a bank overdraft, which resulted from incorrect postings by the custodian.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master LLC's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Master LLC's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Master LLC's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the investors of the Master LLC approved a new Investment Advisory Agreement with BlackRock Advisors Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock Inc. The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006 and the investment advisory fee is unchanged. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Master LLC's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee at an annual rate of .95% of the average daily value of the Master LLC's net assets.

In addition, the Manager has entered into a Sub- Advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Master LLC to the Manager.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Notes to Financial Statements (concluded)       Master Senior Floating Rate LLC


The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch or its affiliates. Pursuant to that order, the Master LLC has retained BlackRock Investment Management, LLC ("BIM") an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company advised by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended August 31, 2007, the Master LLC reimbursed FAM and the Manager $2,295 and $13,688, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Master LLC were officers and directors of MLIM, FAM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2007 were $345,100,644 and $493,669,980, respectively.


4. Unfunded Loan Commitments:
As of August 31, 2007, the Master LLC had unfunded loan commitments of approximately $16,177,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                         (in Thousands)

                                                               Value of
                                            Unfunded         Underlying
Borrower                                  Commitment               Loan

Advance Food Co.                              $  445             $  419
Big West Oil & Gas                            $  963             $  910
Cellular South                                $  500             $  481
Community Health                              $  217             $  208
Fender Musical                                $  833             $  775
Las Vegas Sands                               $  800             $  760
MEG Energy Corp                               $1,250             $1,196
N Wireless                                    $  140             $  137
Trump Entertainment Resorts
  Holdings LP, Revolving                      $4,425             $4,204
Vought Aircraft Industries, Inc.              $6,000             $5,580
Univision Communications, Inc.                $  604             $  559


5. Short-Term Borrowings:
The Master LLC, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement.

The weighted average annual interest rate was 4.70% and the average borrowing was approximately $2,255,000 for the year ended August 31, 2007.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Report of Independent Registered Public Accounting Firm
                                                Master Senior Floating Rate LLC


To the Investors and Board of Directors of Master Senior Floating Rate LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Master Senior Floating Rate LLC (the "Master LLC") as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Senior Floating Rate LLC as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director


Robert C. Doll, Jr.*    Fund         2005 to    Vice Chairman and Director of BlackRock, Inc.,   120 Funds      None
P.O. Box 9011           President    present    Global Chief Investment Officer for Equities,    161 Portfolios
Princeton, NJ           and                     Chairman of the BlackRock Retail Operating
08543-9011              Director                Committee, and member of the BlackRock Executive
1954                                            Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment Managers,
                                                L.P. ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                funds") from 2005 to 2006 and Chief Investment
                                                Officer thereof from 2001 to 2006; President of
                                                MLIM and Fund Asset Management, L.P. ("FAM") from
                                                2001 to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief Investment
                                                Officer of OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes**      Director     1989 to    Professor Emeritus of Finance, School of         46 Funds       None
P.O. Box 9095                        present    Business, State University of New York at        48 Portfolios
Princeton, NJ                                   Albany since 2000 and Professor thereof from
08543-9095                                      1989 to 2000; International Consultant, Urban
1940                                            Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1994 to    Professor, Harvard Business School since 1989;   46 Funds       Newell
P.O. Box 9095                        present    Associate Professor, J.L. Kellogg Graduate       48 Portfolios  Rubbermaid, Inc.
Princeton, NJ                                   School of Management, Northwestern University                   (manufacturing)
08543-9095                                      from 1985 to 1989; Associate Professor, Graduate
1952                                            School of Business Administration, University of
                                                Michigan from 1979 to 1985; Director, Harvard
                                                Business School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel     46 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       48 Portfolios
Princeton, NJ                                   adviser) in 2000; General Counsel, Director
08543-9095                                      and Secretary of Sanford C. Bernstein & Co.,
1945                                            Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                and Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2003 to    President, Middle East Institute, from 1995      46 Funds       None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United         48 Portfolios
Princeton, NJ                                   States Foreign Service, from 1961 to 1995
08543-9095                                      and Career Minister from 1989 to 1995; Deputy
1935                                            Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1989 to    Professor of Finance from 1984 to 1995, Dean     46 Funds       Bowne & Co., Inc.
P.O. Box 9095                        present    from 1984 to 1993 and since 1995 Dean Emeritus   48 Portfolios  (financial
Princeton, NJ                                   of New York University's Leonard N. Stern                       printers);
08543-9095                                      School of Business Administration.                              Vornado Realty
1938                                                                                                            Trust (real
                                                                                                                estate company );
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007


Officers and Directors (concluded)

                        Position(s)  Length of
Name, Address           Held with    Time
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ           and          and        in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
08543-9011              Treasurer    1999 to    thereof from 1999 to 2006); Vice President of MLIM and FAM from 1990 to 1997.
1960                                 present


Karen Clark             Fund Chief   2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance   present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ           Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                      from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                from 1993 to 1998.


Alice A. Pellegrino     Fund         2004 to    Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of
P.O. Box 9011           Secretary    2007       MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney
Princeton, NJ                                   associated with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM
08543-9011                                      Distributors, Inc. and Princeton Services from 2004 to 2006.
1960


Howard Surloff          Fund         2007 to    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011           Secretary    present    BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset
Princeton, NJ                                   Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services

                   (a) Audit Fees        (b) Audit-Related Fees (1)        (c) Tax Fees (2)         (d) All Other Fees (3)

               Current       Previous      Current       Previous      Current        Previous      Current       Previous
Entity       Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year   Fiscal Year
Name             End           End           End           End           End            End           End           End
BlackRock
Senior
Floating        $6,600        $6,600          $0            $0          $6,100         $6,000        $1,042          $0
Rate
Fund, Inc.

Master
Senior
Floating       $73,500       $73,500          $0            $0          $9,200         $9,200          $0            $0
Rate LLC

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  None of the services described in each of Items 4(b) through
           (d) were approved by the audit committee pursuant to paragraph
           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:

                                        Current               Previous
                                      Fiscal Year           Fiscal Year
           Entity Name                    End                   End

           BlackRock Senior
           Floating Rate
           Fund, Inc.                   $291,642             $3,104,500

           Master Senior
           Floating Rate LLC            $293,700             $3,107,700


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.


                   Proxy Voting Policies and Procedures


                       For BlackRock Advisors, LLC
          And Its Affiliated SEC Registered Investment Advisers

                            September 30, 2006



Table of Contents
                                                               Page

Introduction
Scope of Committee Responsibilities
Special Circumstances
Voting Guidelines
Boards of Directors
Auditors
Compensation and Benefits
Capital Structure
Corporate Charter and By-Laws
Corporate Meetings
Investment Companies
Environmental and Social Issues
Notice to Clients



                   Proxy Voting Policies and Procedures


       These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances. (2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

       When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests, (3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA"). (4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. (5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.


(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.


       Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

       In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients. (6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.


(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.


I.     Scope of Committee Responsibilities

       The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts. (7)

       The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

       The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). (8)

       While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.


(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.


       The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2. (9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

       The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

       To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.


(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.


II     Special Circumstances

       Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

       Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

       Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

       As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

       Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

       Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

       * The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

       * if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.


(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.


III.   Voting Guidelines

       The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.


A.     Boards of Directors

       These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

#      VOTE and DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

       *  voted to implement or renew a "dead-hand" poison pill

       * ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * failed to act on takeover offers where the majority of the shareholders have tendered their shares

       * are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

       *  sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5    AGAINST proposals supporting cumulative voting

A.6    FOR proposals eliminating cumulative voting

A.7    FOR proposals supporting confidential voting

A.8    FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10   AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17   FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly


B.     Auditors

       These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

       The Committee's general policy is to vote:

B.1    FOR approval of independent auditors, except for

       * auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

       * auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

       * on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2    FOR proposals seeking authorization to fix the remuneration of auditors

B.3    FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years


C.     Compensation and Benefits

       These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

       The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2    FOR proposals to eliminate retirement benefits for outside directors

C.3    AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5    AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8    AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation__


D.     Capital Structure

       These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

       The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3    FOR management proposals approving share repurchase programs

D.4    FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).


E.     Corporate Charter and By-Laws

       These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

       The Committee's general policy is to vote:

E.1    AGAINST proposals seeking to adopt a poison pill

E.2    FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4    FOR management proposals to change the company's name__


F.     Corporate Meetings

       These are routine proposals relating to various requests regarding the formalities of corporate meetings.

       The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5    FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8    FOR proposals appointing inspectors of elections

F.9    FOR proposals electing a chair of the meeting

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11   AGAINST proposals to require rotating sites for shareholder meetings


G.     Investment Companies

       These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

       The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

       * have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

       * ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

       * are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

       * on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2    FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6    FOR classified boards of closed-end investment companies


H.     Environmental and Social Issues

       These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

       The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

       *  environmental liabilities;

       *  bank lending policies;

       *  corporate political contributions or activities;

       *  alcohol advertising and efforts to discourage drinking by minors;

       *  costs and risk of doing business in any individual country;

       *  involvement in nuclear defense systems


H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4    AGAINST proposals seeking implementation of the CERES principles


                            Notice to Clients

       BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

       BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

       These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.


(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.


           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of August 31, 2007.

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2) As of August 31, 2007:

                                                                            (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                          and Assets by Account Type                                Performance-Based

                            Other                                          Other
       (i) Name of        Registered    Other Pooled                     Registered    Other Pooled
       Portfolio          Investment     Investment       Other          Investment     Investment       Other
       Manager            Companies       Vehicles       Accounts        Companies       Vehicles       Accounts
       Mark Williams                9               16                2        0                 11              1
                      $ 4,139,754,762   $5,753,879,192   $  178,074,057       $0     $4,071,710,403   $ 27,207,438

       Kevin Booth                 22                9                7        0                  4              3
                      $10,969,049,340   $3,305,024,401   $1,224,383,989       $0     $1,483,112,004   $539,887,685

         (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of August 31, 2007:

           Portfolio Manager Compensation

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation

           Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

           Discretionary compensation

           In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

           Long-Term Retention and Incentive Plan (LTIP)

           The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

           Deferred Compensation Program

           A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

           Options and Restricted Stock Awards

           While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

           Incentive Savings Plans

           BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of 50% of the employee's pre-tax contribution of up to 6% of the employee's salary, limited to $4,000 per year. BlackRock also offers a Company Retirement Contribution equal to 3% to 5% of eligible compensation, depending on BlackRock, Inc.'s overall net operating income. The company match is made in cash. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

           Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. These benchmarks include customized benchmarks, Lipper peer groups and a subset of other closed-end taxable debt funds. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include the Credit Suisse Leveraged Loan Index.

           The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities.   As of August 31, 2007,
                  neither of Messrs. Booth or Williams beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Senior Floating Rate Fund, Inc. and
Master Senior Floating Rate LLC


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate LLC


Date: October 22, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate LLC


Date: October 22, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer (principal financial officer) of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate LLC


Date: October 22, 2007